UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2023
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Broadcom Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1320 Ridder Park Drive
San Jose, California 95131-2313
(Address of principal executive offices including zip code)

(408) 433-8000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 22, 2023, Broadcom Inc. (“Broadcom”) completed its acquisition of VMware, Inc. (“VMware”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 26, 2022, by and among Broadcom, VMware, Verona Holdco, Inc., a direct wholly owned subsidiary of VMware (“Holdco”), Verona Merger Sub, Inc., a direct wholly owned subsidiary of Holdco (“Merger Sub 1”), Barcelona Merger Sub 2, Inc., a direct wholly owned subsidiary of Broadcom (“Merger Sub 2”), and Barcelona Merger Sub 3, LLC, a direct wholly owned subsidiary of Broadcom (“Merger Sub 3”). Pursuant to and subject to the terms and conditions of the Merger Agreement, (i) Merger Sub 1 merged with and into VMware (the “First Merger”), with VMware continuing as the surviving corporation in the First Merger (the “Surviving Company”) and becoming a wholly owned subsidiary of Holdco; (ii) following the First Merger, the Surviving Company was converted from a Delaware corporation into a Delaware limited liability company (the “Conversion”); (iii) following the Conversion, Merger Sub 2 merged with and into Holdco (the “Second Merger”), with Holdco continuing as the surviving corporation in the Second Merger (the “Holdco Surviving Company”) and becoming a wholly owned subsidiary of Broadcom; and (iv) following the Second Merger, the Holdco Surviving Company merged with and into Merger Sub 3, with Merger Sub 3 continuing as the surviving limited liability company and as a wholly owned subsidiary of Broadcom (the “Third Merger” and together with the First Merger, the Conversion and the Second Merger, the “Mergers”).

Each share of Class A common stock, par value $0.01 per share, of VMware (each, a “VMware Common Share”) issued and outstanding immediately prior to the effective time of the Mergers (the “Effective Time”), other than VMware Common Shares owned or held in treasury by VMware or owned by Merger Sub 2 or in the treasury of the Surviving Company (which were cancelled), any VMware Common Shares owned by any wholly owned subsidiary of VMware, and any VMware Common Shares held by stockholders who properly exercised and perfected appraisal rights under Delaware law, was indirectly converted into the right to receive, at the election of the holder of such VMware Common Share, and subject to proration in accordance with the Merger Agreement as described below, one of the following forms of consideration (the “Merger Consideration”):

•	$142.50 in cash, without interest (the “Cash Consideration”) per VMware Common Share; or

•	0.25200 of a share of common stock, par value $0.001 per share, of Broadcom (each, a “Broadcom Common Share”) per VMware Common Share (the “Stock Consideration”).

The Merger Consideration was subject to proration, such that the total number of VMware Common Shares entitled to receive the Cash Consideration and the total number of VMware Common Shares entitled to receive the Stock Consideration were, in each case, equal to 50% of the aggregate number of VMware Common Shares issued and outstanding immediately prior to the Effective Time. No fractional Broadcom Common Shares were issued. The results of the Merger Consideration elections were reported in a press release issued by Broadcom and VMware on October 30, 2023.

As of the Effective Time, each VMware restricted stock unit award held by a non-employee member of the VMware Board of Directors and each in-the-money VMware stock option vested and was converted into the right to receive, in respect of each underlying share (or in the case of a stock option, each net option share, as calculated pursuant to the Merger Agreement), an amount equal to 50% of the Cash Consideration and a number of Broadcom Common Shares equal to 50% of the Stock Consideration, without interest and less applicable tax withholding. Each outstanding VMware restricted stock unit award not held by a non-employee member of the VMware Board of Directors and each outstanding VMware performance-based restricted stock unit award was converted into a Broadcom restricted stock unit award based on an equity award exchange ratio calculated as the sum of (i) 50% of the Stock Consideration and (ii) 50% of the Cash Consideration divided by the volume weighted average sale price of a Broadcom Common Share over the ten consecutive trading days ending on the second to last trading day immediately preceding the Effective Time. With respect to performance-based restricted stock unit awards, the level of achievement of the applicable performance goals was determined at the Effective Time in the manner described in the Merger Agreement.

Broadcom funded the Cash Consideration through a combination of cash on hand and borrowings under the Credit Agreement referred to below.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Broadcom’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 26, 2022 and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on August 15, 2023, Broadcom entered into a senior unsecured term loan credit agreement (the “Credit Agreement”). On November 22, 2023, Broadcom borrowed the full $28,390,625,000 available under the Credit Agreement to fund the Cash Consideration, to provide working capital to Broadcom and its subsidiaries, to refinance existing indebtedness of VMware and its subsidiaries and to pay related costs and expenses.

The description of the Credit Agreement is set forth under Item 1.01 in Broadcom’s Current Report on Form 8-K filed on August 16, 2023 (the “Prior 8-K”), which description is incorporated herein by reference. In addition, the Credit Agreement was filed as Exhibit 10.1 to the Prior 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On November 22, 2023, Broadcom issued a press release announcing the completion of its acquisition of VMware. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K relates to a business combination transaction between Broadcom and VMware. This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended. These forward-looking statements include, but are not limited to, statements that relate to the expected future business and financial performance, the anticipated benefits of the transaction, the anticipated impact of the transaction on the combined business, and the expected amount and timing of the synergies from the transaction. These forward-looking statements are identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” and similar words or phrases. These forward-looking statements are based on current expectations and beliefs of Broadcom management and current market trends and conditions.

These forward-looking statements involve risks and uncertainties that are outside Broadcom’s control and may cause actual results to differ materially from those contained in forward-looking statements, including, but not limited to: the effect of the transaction on our ability to maintain relationships with customers, suppliers and other business partners or operating results and business; the ability to implement plans, achieve forecasts and meet other expectations with respect to the business after the completion of the transaction and realize expected synergies; business disruption following the transaction; difficulties in retaining and hiring key personnel and employees due to the transaction and business combination; the diversion of management time on transaction-related issues; significant indebtedness, including indebtedness incurred in connection with the transaction, and the need to generate sufficient cash flows to service and repay such debt; the disruption of current plans and operations; the outcome of legal proceedings related to the transaction; the ability to successfully integrate VMware’s operations; cyber-attacks, information security and data privacy; global political and economic conditions, including cyclicality in the semiconductor industry and in Broadcom’s other target markets, rising interest rates, the impact of inflation and challenges in manufacturing and the global supply chain; the impact of public health crises, such as pandemics (including COVID-19) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; and events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Broadcom’s periodic reports and other filings with the SEC, including the risk factors identified in Broadcom’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Broadcom does not undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired

Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report on Form 8-K is required to be filed.

(b)   Pro Forma Financial Information

Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report on Form 8-K is required to be filed.

(d)  Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of May 26, 2022, by and among Broadcom Inc., VMware, Inc., Verona Holdco, Inc., Verona Merger Sub, Inc., Barcelona Merger Sub 2, Inc. and Barcelona Merger Sub 3, LLC (incorporated by reference to Exhibit 2.1 to Broadcom Inc.’s Form 8-K filed on May 26, 2022).

10.1
Credit Agreement, dated as of August 15, 2023, among Broadcom, the lenders and other parties party thereto, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to Broadcom Inc.’s Form 8-K filed on August 16, 2023).

99.1	Press Release issued by Broadcom dated November 22, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2023

Broadcom Inc.

By:	/s/ Kirsten M. Spears
Name:	Kirsten M. Spears
Title:	Chief Financial Officer and Chief Accounting Officer